Investor Presentation August 2023 EXHIBIT 99.2

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward- looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. // 2

Corporate Snapshot Abu Dhabi, UAE Raceland, LAMarlow, OK Houston, TX (HQ) Headquarters Field Office // 3 FTK Global Presence Founded: 1985 Employees: 143 Corporate Headquarters: Houston Countries with Clients: >15 Patents: >170 Long-Term Debt ($mm): $0.2 2Q 2023 Adj. Gross Profit Margin: 10% 2023 GUIDANCE Revenue ($mm): $210-$230 Adj. Gross Profit Margin: 8-10%

Flotek: A Purpose-Driven Company // 4 Our completion solutions have a proven, positive impact on sustainability and reducing the overall environmental impact of energy on air, land, water and people Who We Are An advanced technology-driven, green chemical and data analytics company providing unique and innovative completion solutions Our Vision We strive to be the collaborative partner of choice for solutions that reduce the environmental impact of energy on air, water, land and people Compelling Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customer’s value

Our Strategic Priorities Industry-Leading Innovation Track record of delivering fit-for-purpose optimized chemistry and data solutions Capital-light Growth Modest capital required to support robust growth objectives Environmental Leadership Focus on reducing impact on people, land, air, and water // 5 Sustainable Revenue 10-year contract with ProFrac generates a guaranteed minimum of $2B+ Enhanced Profitability Expect adjusted EBITDA* to turn positive before year-end Strong Balance Sheet Minimal debt with potential near-term liquidity enhancement * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

Flotek is a Compelling Investment Choice // 6 • New leadership team with deep industry expertise poised to execute strategy • Complementary business segments drive rapid revenue expansion and significant improvement in profitability • Greater than 60% growth in annual revenue* • Greater than $20 MM annual improvement in gross margin* • $2B backlog of future revenue over the next decade supported by ProFrac partnership • Cost control initiatives enhance profitability and underpin transition to positive adjusted EBITDA** prior to year-end • Enhanced liquidity potential through proposed asset-based loan (“ABL”) facility * Based on mid point of 2023 guidance ** Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure. SIGNIFICANT IMPROVEMENT IN BUSINESS FUNDAMENTALS NOT REFLECTED IN SHARE PRICE

Second Quarter 2023 Highlights // 7 • Strong margin improvement contributes to 108% growth in gross profit compared to 1Q 2023 • Adjusted gross profit* was positive for second consecutive quarter and up $6.7 MM or 423% from 2Q 2022 • Reported improvement in adj. EBITDA* for eighth consecutive quarter; adj. EBITDA* is expected to turn positive before year-end • Delivered strong revenue growth of 72% compared to 2Q 2022 • Transactional chemistry business revenues up 68% sequentially - highlighting strong business fundamentals • Received credit approval from lender in connection with ABL * Adjusted Gross Profit (Loss) and Adjusted EBITDA are non-GAAP measures. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure. Reiterate full year 2023 revenue of $210MM – $230MM and adjusted gross profit* margin of 8% – 10% OPERATIONAL EXCELLENCE AND RAPID IMPROVEMENT IN BUSINESS FUNDAMENTALS

$0 $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023E Strong Growth in Revenue Continues MANAGING FOR RAPID GROWTH // 8 • 2Q 2023 total revenues increased 72% YoY • Delivered growth despite industry-wide activity slowdown • Expect $210MM to $230MM for FY 2023 versus $136MM in 2022 - greater than 60% growth in annual revenues* • Transactional chemistry business increased 68% compared to 1Q 2023 • Achieved market share of ~10% of active U.S. frac fleet • Revenue growth supported by ProFrac contract and strong growth in transactional chemistry business Annual Consolidated Revenue (000’s) $210 $230 }Guidance Range * Based on mid point of 2023 revenue guidance .

Rapid Improvement in Data Analytics Business STRONG GROWTH IN REVENUE Revenue (MM) // 9 • 1H 2023 revenue nearly equals full year 2022 • 2023 full-year revenue expected to nearly double from 2022 • In Q1 2023 received first prototype of next generation JP3 flow cell sensor for proprietary Verax analyzer • Results in step change in manufacturing and operational costs moving forward • Provides potential entrance into new vertical markets • Natural gas infrastructure transmission monitoring • Chain of custody verification • Continuous BTU monitoring to facilitate field gas usage for powering rigs and frac spreads $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2021 2022 1H2023 2023E

Cost Control Initiatives Continue to Enhance Profitability RAPID IMPROVEMENT IN MARGINS Quarterly Consolidated Gross Profit (Loss) (000’s) // 10 • 2Q 2023 gross profit positive for second consecutive quarter and up six-fold sequentially • Adjusted gross profit* margin increased to 10% • Anticipate greater than $20 MM** increase in 2023 adjusted gross profit* compared to 2022 • Delivered efficiencies across all aspects of business supply chain • Improved costs associated with freight logistics and materials $(2,500) $(1,500) $(500) $500 $1,500 $2,500 $3,500 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 • Adjusted Gross Profit (Loss) and Adjusted EBITDA are non-GAAP measures. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure. ** Based on the mid point of 2023 guidance.

Path to Profitability ANTICIPATE REACHING POSITIVE ADJUSTED EBITDA IN 2023 // 11 Quarterly Adjusted EBITDA*/Revenue * Adjusted EBITDA is a non-GAAP metric. See the Appendix in this presentation for a reconciliation to nearest GAAP measure -80% -70% -60% -50% -40% -30% -20% -10% 0% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 • 2Q 2023 adj. EBITDA* improved 48% sequentially • 1H 2023 adj. EBITDA* improved by $6.8 MM from 1H 2022 • Improved adj. EBITDA* for eighth consecutive quarter • Adj. EBITDA* expected to turn positive before year-end

• Global presence in over 15 countries • Establishing collaborative partnerships with E&P operators and oil field service providers • Extensive experience with proven solutions in over 20,000 completion wells worldwide • Fit-for-purpose optimized chemistry and data solutions allow customers to maximize the value of their business • High margin data analytics segment driving revenue growth and increased profitability • Increasing market share across both segments Complementary Segments Deliver Sustainable Growth Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary JP3 unit Chemical Technologies Data Analytics // 12 GENERATING VALUE VIA DIRECT AND IN-DIRECT CHANNELS

Chemical Technologies Business Overview // 13 • Technologically advanced products and services that significantly improve well performance and maximize value of customer’s business • Extensive portfolio of customized solutions that support operations across the value chain • Industry leader in delivering innovative products that increase performance while reducing costs • Strong presence across all major U.S. shale basins • Creative solutions to reduce the environmental impact of energy on air, water, land and people

Strong Presence Across in All Key Basins // 14 Permian Basin EagleFord Haynesville Bakken Mid-Continent Denver-Julesburg Marcellus/Utica FLOTEK CHEMISTRY USED ON OVER 20,000 WELLS IN ALL MAJOR U.S. SHALE BASINS Gulf of Mexico San Joaquin

Chemical Technology Applications // 15 Positioned to capitalize on strong growth cycle of responsible energy production via collaborative partnership with customers Drilling & Cementing Fluids to protect the reservoir and environment Enhancing maximum efficiency of productivity STIMULATION Drilling & Cementing Fluids to protect the reservoir and environment Chemistries for enduring performance PRODUCTION Sustainable chemistry maximizing recovery REMEDIATION Drilling & Cementing Fluids to protect the reservoir and environment Effective solutions for gre ter recovery ENHANCED WATER FLOODING Fluids to protect the reservoir and the environment DRILLING & CEMENTING Chemistries that minimize formation damage and extend asset life OFFSHORE A STRONG POSITION OF EXPERTISE IN ENERGY CHEMISTRY

0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 0 5 10 15 20 C u m u la tiv e P ro d u c tio n (B O E) Months Permian Basin Average Cumulative BOE Flotek PCM Non-Flotek 25 +26% Uplift The Flotek Advantage // 16 • Prescribed Chemistry Management (PCM) • Proprietary energy chemistry solutions • Dedicated chemistry management team • Customized solutions to each well’s geology • World class lab testing capabilities • AI enabled and digital twinning analytics of over 20,000 wells • Leveraging over 170 active patents to design the best chemistry for each well • Strong well performance with 75,000 BOE more uplift than competition * Data derived from 2019-2023 Enverus Prism Platform (1,878 wells) ** Similar Results from all basins, example is highlighting the most productive basin in the U.S. (Permian) 75 MBOE} * DELIVERING THE BEST UPLIFT PERFORMANCE IN INDUSTRY

Leveraging New Markets Diversifies Customer Base // 17 PROVIDES SIGNIFICANT FUTURE GROWTH OPPORTUNITY Industrial Geothermal Agricultural Solar Hydrogen As smart systems develop, so will the demand for green chemistry solutions Positioned to capitalize on proprietary patents, technology advancements and collaborative partnerships with customers

Data Analytics Business Overview // 18 • Provides accurate, real-time visibility into chemical composition flowing directly through a well-head, pipeline, power generator, refinery, and more. • Robust platform based on NIR Spectroscopy; doesn’t utilize consumables and there are no moving parts • Ability to operate in highly variable field conditions • Field trial of next generation JP3 Spectrometer Prototype in progress • Remote monitoring enables operators to access data remotely through JP3’s VIPER web app • Assists customers on path to net zero emissions

// 19 One Technology Platform Multiple Applications Data Analytics: Extensive Industry Applications Upstream • Realtime product quality analysis to meet pipeline and storage specs • Continuous BTU monitoring to facilitate field gas utilization in powering electric rigs and frac fleets • Flare monitoring and methane detection Midstream • Gas processing plant control and optimization • Pipeline batch detection to optimize pipeline transmix processes • Vapor pressure controls to achieve product specifications • Emerging market in carbon capture Downstream • Realtime measurement to optimize distillation tower efficiency • Crude feedstock blending • Chemical property and quality measurement in pipelines and terminals • Refined product specification measurement to optimize mix of products

// 20 JP3 Units Deployed Extensive Deployment and Utilization of JP3 Units 81 customers across all key basins 306 field units deployed with 635 individual measurement points

Asset-Based Loan Update • Received credit approval regarding a proposed ABL • Credit supported by eligible A/R, inventory and real estate • Reviewing loan documents and completing final administrative matters • Anticipate update on ABL process before the end of August • Borrowings expected to be used to support working capital // 21 MEANINGFULLY ENHANCES LIQUIDITY

Summary // 22 • Significant improvement in business fundamentals not reflected in share price • New leadership team with deep industry expertise poised to execute strategy • Complementary business segments drive rapid revenue expansion and significant improvement in profitability • Greater than 60% growth in annual revenues* • Greater than $20 MM annual improvement in gross margin* • $2B backlog of future revenue over the next decade supported by ProFrac partnership • Cost control initiatives enhance profitability and underpin transition to positive adjusted EBITDA** before year-end • Enhanced liquidity potential through proposed ABL facility * Based on mid point of 2023 guidance ** Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

Appendix

An Industry Leader in Sustainable Solutions // 24 Green Chemistry DATA ANALYTICS INNOVATION COLLABORATION CHEMISTRY A Global Partner in Sustainability and Profitability • Empower customers with a social license to operate • Deliver value in the new sustainability-focused world • Reduce the total cost of ownership and environmental risk • Transform businesses by reducing their carbon footprint, energy consumption and emissions • Market expansion opportunities through sustainable partnerships and adjacent markets IMPROVING PERFORMANCE THROUGH GREEN CHEMICAL SOLUTIONS

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 25

Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) // 26

Unaudited Condensed Consolidated Statements of Cash Flows (in thousands) // 27

Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands)(1) // 28 (1) Management believes that adjusted gross profit and adjusted EBITDA for the three and six months ended June 30, 2023, and 2022, and the three months ended March 31, 2023, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the expenses noted above to be outside of the Company’s normal operating results. Management analyses operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish operational goals.

Investor Contact Bond Clement Chief Financial Officer ir@flotekind.com (713) 726-5322